                                 BIOSYNTECH INC
                AMENDED AND RESTATED STOCK OPTION INCENTIVE PLAN

1.          NAME AND PURPOSE OF PLAN

1.1         The stock option plan constituted hereby shall be known as the Stock
Option Incentive Plan.

1.2         The  purpose  of the  Plan  is to  provide  a  means  whereby  those
Employees  of  the  Company  and  its   Subsidiaries   who  have  the  principal
responsibility  for the successful  administration and management of the Company and whose present and potential  contributions  are important to its success can obtain a proprietary  interest in the Company thereby providing an incentive for continuing beneficial service to the Company.

2.          INTERPRETATION

In this Plan and in any Option, unless the context otherwise requires:

            "Board" means, at any time, the board of directors of the Company in office at that time;
            "Company"  means  BIOSYNTECH  INC, any of its  subsidiaries  and any successor or continuing  company  resulting from amalgamation of the
            Company and any other  company or  resulting  from any other form of corporate reorganization;
            "Employee"means an individual who is a bona fide employee, director, or officer of the Company  and an  individual  or entity  which is a consultant of the Company;
            "Employment"  means the  relationship of an individual who is a bona
            fide  employee,   director,  or  officer  of  the  Company  and  the
            relationship of an individual or entity which is a consultant of the
            Company;
            "Market  Price" on any particular day means an average of daily high and  low  board  lot  trading  prices  (with  no  discount)  for the immediately  preceding  five days on which trades  occurred,  on any public market on which the shares of the company are traded;
            "Option" means any option granted pursuant to the Plan;
            "Optionee" means an Employee who has been granted an Option;
            "Option  Price"  means the  price at which  Optioned  Shares  may be subscribed for pursuant to an Option.
            "Optioned Shares" means Shares which are the subject of an Option;
            "Plan" means the Stock Option  Incentive Plan as embodied herein and as from  time to time  amended  in  accordance  with the  provisions hereof;
            "Shares" means Common Shares without par value in the capital of the
            Company, as constituted at the effective date hereof;

            "Subsidiary" has the same meaning,  with respect to the Company,  as that term has under the Quebec Companies Act .

2.1         The masculine  gender shall include the feminine gender and singular shall include the plural and vice versa.

3.          SHARES SUBJECT TO THE PLAN

3.1         The  aggregate  number of Shares  which may be issued in  respect of which Options may be granted,  at any time,  shall be 3,900,000  which number of
Shares shall include the balance of authorized and unissued Shares in respect of which Options are  outstanding  at that time (or such number,  class and kind of shares  which,  in  accordance  with  section  12 hereof,  shall be  substituted therefor or into which they shall be altered) and the requisite number of Shares shall  from  time to time be  appropriated  for the  purposes  of the  Plan  and reserved and set aside for issue upon the due exercise of Options. If any Option shall expire or terminate for any reason  without having been exercised in full, any Optioned Shares not subscribed for thereunder shall be available for further
Options.

3.2         The  aggregate  number of Shares in respect of which  Options may be granted, at any time to any one person,  shall be that number of Shares which is equal to 5% of the  number  of  Shares  of the  Company  which  are  issued  and outstanding  at that time, (or such number,  class and kind of shares which,  in accordance with section 12 hereof,  shall be substituted  therefor or into which they shall be altered).

4.          GRANT OF OPTIONS AND ADMINISTRATION OF THE PLAN

Subject  only to the express  provisions  of the Plan,  the Board shall have the sole authority:

-           to determine, in its own discretion,  each Employee to whom, and the time or times at which,  and the Option Price and term for which, an
            Option  shall be  granted  and the number of  Optioned  Shares to be subject to the Option;
-           to determine and approve from time to time the form of Options,  and to  authorize  an officer or  officers  to execute  and  deliver any
            Option on behalf of the Company;
-           to interpret the Plan and to amend the Plan;
-           to modify or cancel the vesting period established in respect of any or all  Options,  notably  in the  case  of a  take-over  bid of the
            Company or other form of going pivate transaction;
-           to  delegate  its  authority  hereunder  or any part  thereof to the remuneration committee of the Board; and
-           to make all other  determinations and perform all such other actions
            as  the  Board  deems   necessary  or  advisable  to  implement  and
            administer the Plan.

4.2         In making any  determinations  under  subsection  4.1, the Board may take into  account  the nature of the  services  rendered by the  Employee,  his present  and  potential  contribution  to the  success  of the  Company  and its
Subsidiaries and such other factors as to the Board in its discretion shall deem applicable  to carry  out the  purposes  of the  Plan.  The  Board  may,  in its discretion,  authorize the granting of additional  Options to an Optionee before an existing Option has terminated.

4.3         All decisions and  interpretations  of the Board respecting the Plan or Options  shall be binding and  conclusive on the Company and on all Optionees and their respective legal personal representatives and on all Employees.

5.          TERM OF OPTIONS

5.1         No Option shall be for a term longer than ten years from the date of the granting of the Option.

6.          OPTION PRICE

6.1         The Option  Price in any Option shall not be an amount less than the
Market Price of the Optionned Shares.

7.          EXERCISE OF OPTIONS

7.1         Subject to the  provisions  of this  section and  sections 10 and 11 hereof and to any specific  vesting period  established by the Board at the time of the grant,  each Option shall be  exercisable in whole at any time or in part from time to time during the term thereof.

7.2         An  Option  may be  exercised  at the  applicable  times  and in the applicable amounts by giving to the Company written notice of exercise signed by the  Optionee  specifying  the  number  of  Shares  to  be  subscribed  for  and accompanied  by full payment for the Shares to be  subscribed  for in cash or by cheque certified by a Canadian chartered bank.

7.3         Except as provided in sections 9, 10 and 11 hereof, no Option may be exercised  in whole or in part at any time  unless at the time of such  exercise the Optionee is an Employee.

7.4         At any time the Board may,  by notice in  writing  to all  Optionees under the Plan, require each Optionee to elect,  within such period as the Board shall prescribe, to subscribe and pay for all the Optioned Shares then remaining unsubscribed for under his Option, or to accept termination of his Option in the event of his failing  within  such period to so elect or to exercise  his Option and to subscribe and pay for all such remaining Optioned Shares.

8.          RIGHTS OF OPTIONEE

8.1         No Optionee  shall have any of the rights of a member of the Company with respect to any Optioned  Shares until such Optioned Shares have been issued to him upon  exercise of the Option and full  payment  therefor has been made by him to the Company.

9.          NON-TRANSFERABILITY OF OPTIONS

            No Option shall be assignable or transferable by an Optionee and any purported  assignment  or  transfer  of an Option  shall be void and shall render the Option void,  but if the  employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated by reason of his death,  the Optionee's  legal personal  representative or representatives  may exercise the Option in accordance with section 10.

10.         DEATH OR RETIREMENT OF OPTIONEE

10.1        If the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated by reason of his death at any time  during the term of an Option,  then,  until the  earlier of the expiry date of the Option  specified at the time of its grant, or the date which is one year  from  the  death of the  Optionee,  the  Option  may be  exercised  by the
Optionee's legal personal  representative or  representatives as to such maximum number of Optioned  Shares which the Optionee would have otherwise been entitled to exercise the Option in respect of at the date of his death.

10.2        If the employment or position of an Optionee with the Company or any of its  Subsidiaries,  as the  case  may be,  is  terminated  by  reason  of his retirement in accordance with the Company's  policies  relating to retirement of
Employees at any time during the term of an Option,  then,  until the earlier of the expiry date of the Option  specified  at the time of its grant,  or the date which is one  year  from the  retirement  of the  Optionee,  the  Option  may be exercised by the Optionee or by the Optionee's legal personal  representative or representatives  if the Optionee  dies within the period so specified as to such maximum  number of Optioned  Shares which the Optionee would have otherwise been entitled to exercise the Option in respect of at the date of his retirement.

11.         TERMINATION OF EMPLOYMENT OF OPTIONEE

11.1        If the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated for any reason other than as specified in section 10 or subsection  11.2,  then,  until the earlier of the expiry date of the Option  specified at the time of its grant, or the date which is 90 days from the termination of employment of the Optionee,  the Optionee may exercise  his  Option in  respect of the  number of  Optioned  Shares  which the
Optionee was  entitled to subscribe  and pay for under the Option on the date of termination of his employment.

11.2        If the employment or position of an Optionee with the Company or any of its  Subsidiaries,  as the case may be, is  terminated  by the Company or any
Subsidiary for lawful cause,  all of the rights of the Optionee under his Option shall terminate and the Option shall become null and void effective  immediately upon such termination taking effect.

11.3        Nothing  contained  in the Plan or any  Option  shall  confer on any
Optionee any right to, or guarantee  of continued  employment  by the Company or any Subsidiary,  or in any way limit the right of the Company or a Subsidiary to terminate the employment of the Optionee at any time.

12.         CHANGES IN CAPITALIZATION OR NUMBER OF OUTSTANDING SHARES

12.1        If, and  whenever,  prior to the  issuance by the Company of all the
Optioned Shares under an Option,  the Shares are from time to time  consolidated into a lesser  number of Shares or subdivided  into a greater  number of Shares, the number of  Optioned  Shares  remaining  unissued  under the Option  shall be decreased or increased proportionately, as the case may be, and the subscription price  to be  paid by the  Optionee  for  each  such  Share  shall  be  adjusted accordingly.

12.2        If from time to time any other  change is made in the capital of the
Company or the Company amalgamates or combines,  merges or consolidates with one or more  other  companies  or  corporations  (and the  right so to do is  hereby expressly reserved by the Company) whether by way of arrangement, by exchange of shares, or otherwise, in each such case each Option shall, unless the provisions of paragraph 7.4 are made applicable,  extend to and cover the number, class and kind of shares or other obligations to which the holder of the Option would have been entitled had the Option been fully exercised  immediately prior to the date such amalgamation,  merger,  combination or consolidation  becomes effective and the then  prevailing  subscription  price of the Shares or other  obligations so covered  shall be  correspondingly  adjusted if and to the extent that the Board considers it to be equitable and appropriate.

12.3        Except as  expressly  provided in this  section 12, the issue by the
Company of shares of any class, or of securities  convertible into shares of any class, for cash or property, or for labour or services,  either upon direct sale or upon the  exercise  of rights or  warrants  to  subscribe  therefor,  or upon conversion of shares or obligations of the Company  convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Optioned Shares.

12.4        No Option  shall in any way affect the right or power of the Company or its members to make or authorize any or all  adjustments,  recapitalizations, reorganizations  or other changes in the capital structure of the Company or its business,  or any  amalgamation,  combination,  merger or  consolidation  of the
Company,  or any issue of bonds  debentures,  shares  with  special  rights  and restrictions  ranking ahead of or affecting the shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business  or

any  other  corporate  act or  proceeding,  whether  of a similar  character  or otherwise.

13.         AMENDMENT AND TERMINATION OF THE PLAN

13.1        The Board may at any time terminate the Plan or make such amendments to the Plan as it shall deem  advisable  provided  that no such  termination  or amendment shall adversely affect any outstanding  Option except with the consent of all affected Optionees.

14.         RIGHT TO OPTIONS

14.1        Nothing  contained herein or in any resolution  adopted or hereafter adopted  by the Board or any action  taken by the Board  shall vest the right in any person  whomsoever to receive any Option. No person shall acquire any of the rights of an Optionee unless and until a written Option, in form satisfactory to the Board,  shall have been duly executed on behalf of the Company and delivered to the Optionee and executed and  delivered by the Optionee to the Company.  Any agreement  purporting to be an Option shall, to the extent it may be contrary to the express provisions of the Plan, be unenforceable by the Optionee against the
Company.

15.         REGULATORY AND STOCK EXCHANGE APPROVALS OR CONSENTS

15.1        The Plan and all  Options  are  subject to all  consents,  receipts, approvals or other  authorization by any securities  commission,  administrative agency,  other  governmental  authority or stock exchange on which shares in the capital of the Company are or may become listed, which are requisite to the Plan and the granting of Options.

16.         EFFECTIVE DATE OF THE PLAN

16.1        The Plan shall  become  effective  when it has been  approved by the
Board and all requisite consents,  receipts,  approvals or other  authorizations have been obtained and complied with.